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                                FOURTH AMENDMENT

                                       TO

              AMENDED AND RESTATED POOLING AND SERVICING AGREEMENT

         This Fourth Amendment dated as of January 18, 1995 to the Amended and Restated Pooling and Servicing Agreement dated as of December 15, 1992 is among PRIME RECEIVABLES CORPORATION (the "Transferor"), FDS NATIONAL BANK, a national banking corporation (the "Servicer") and CHEMICAL BANK, as Trustee (in such capacity, the "Trustee").

                               W I T N E S S E T H

         WHEREAS, the Transferor, the Servicer and the Trustee entered into an Amended ad Restated Pooling and Servicing Agreement as of December 15, 1992 (the "Pooling and Servicing Agreement");

         WHEREAS, the Transferor, the Servicer and the Trustee wish to amend Exhibit C of the Pooling and Servicing Agreement;

         WHEREAS, Section 13.01 of the Pooling and Servicing Agreement permits the amendment of Schedules subject to certain conditions;

         NOW THEREFORE, in consideration of the premises and of the mutual agreements contained herein, the parties hereto hereby agree as follows:

         1. Exhibit C as attached to the Pooling and Servicing Agreement is hereby deleted in its entirety and Exhibit C attached hereto is substituted therefor.

         2. Attached hereto is an Opinion of Counsel stating that the amendment to the Pooling and Servicing Agreement affected by this Fourth Amendment does not adversely affect in any material respect the interests of the Certificateholders.

         3. The Pooling and Servicing Agreement, as amended by this Fourth Amendment shall continue in full force and affect among the parties hereto.


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         IN WITNESS WHEREOF, the parties hereto have caused this Fourth
Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                               PRIME RECEIVABLES CORPORATION

                               By /s/ Susan R. Robinson
                                  -----------------------------
                               Title President
                                     --------------------------

                               FDS NATIONAL BANK

                               By /s/ Susan P. Storer
                                  -----------------------------
                               Title Chief Financial Officer and Treasurer
                                     --------------------------

                               CHEMICAL BANK, AS TRUSTEE

                               By /s/ Regina Bishop
                                  -----------------------------
                               Title Assistant Vice President
                                     --------------------------

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                                January 18, 1995

Chemical Bank, as Trustee
Corporate Trust Group
450 West 33rd Street
New York, NY 10001

Prime Receivables Corporation
4705 Duke Drive

Mason, OH 45220

         Re: Prime Receivables, Inc. Amended and Restated Pooling & Servicing Agreement dated as of December 15, 1992 (the "Agreement")

Ladies and Gentlemen:

         As General Counsel of Federated Department Stores, Inc., a Delaware corporation, the ultimate parent of Prime Recievables Corporation, a Delaware corporation ("Prime"), I have acted as counsel to Prime in connection with the Fourth Amendment to the Agreement and the substitution of Exhibit C of the Agreement.

         I have examined such documents, records and matters of law as I have deemed necessary for purposes of this opinion. Based thereon, I am of the opinion that:

                  The Fourth Amendment to the Agreement and the deletion of the current Exhibit C to the Agreement and the substitution therefor with an amended Exhibit C do not, in accordance with
                  Section 13.01 of the Agreement, adversely affect in any material respect the interest of any of the Investor Certficateholders, as such term is defined in the Agreement.

                                                     Sincerely,

                                                     /s/ Dennis J. Broderick
                                                     ---------------------------
                                                     Dennis J. Broderick